Rule 497(e)

File Nos. 002-75503

811-03364

MAXIM SERIES FUND, INC.

Maxim Index 600 Portfolio

(the “Portfolio”)

Supplement dated August 9, 2011 to the Prospectus for the Portfolio and the Statement of Additional Information, both dated July 19, 2011

Effective immediately, the cover page of the Prospectus for the Portfolio and the cover page of the Statement of Additional Information are revised to include the ticker symbols for the Portfolio. As a result, please note the addition of the ticker symbols to the cover pages of the Prospectus and Statement of Additional Information as follows:

Maxim Index 600 Portfolio

Initial Class Ticker: MXISX

Class L Ticker: MXNSX

This Supplement must be accompanied by or read in conjunction with the current Prospectus and

Statement of Additional Information, each dated July 19, 2011, and should be retained for future reference.